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                              COMMISSION AGREEMENT

     THIS AGREEMENT FOR COMMISSION (the "Agreement") is entered into and effective as of December 1, 2002 by and between KELLEE WALLACE, OF 4438 South 166th Street, Seattle, WA 98188 (the "Consultant"), and GREEN FUSION CORPORATION, a Corporation ("Green Fusion").

1.   RECITAL

1.1 Green Fusion has engaged the Employee to develop new sales contracts and business relationships that will enhance the Company's revenue. Green Fusion has agreed to reimburse the Employee with commission for new sales contracts that are obtained.

1.2 The Employee has preformed various activities related to her duties as an employee and has obtained sales contracts for Green Fusion.

1.3 The Employee and the Company have agreed to reimburse the Employee for her commissions in the form of restricted shares.

2.   NATURE  OF  COMPENSATION

2.1  Term  of Agreement This Agreement shall be for a term of 4 months and shall
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     terminate  on  March  1,  2003.

2.2  Commission Earned The Employee is owed $17,188.32 in commissions for orders
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     received and shipped and for new business contracts obtained by the Company as  of  the  date  of  this  Agreement.

2.3  Compensation In consideration of entering into this Agreement, Green Fusion
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     shall  issue  to  Consultant  a  total  of 859,416 shares of Green Fusion's common stock which shares are fully paid upon the execution hereof and the binding of the Consultant to the obligations herein.

2.4  Prohibited  Activities     The  Employee  acknowledges  that  the
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     Compensation  received  does  not  include  compensation  for:
     * services in connection with the offer or sale of securities in a capital-raising transaction;
     * services that directly or indirectly promote or maintain a market for the securities of Green Fusion including without limitation the dissemination of information that reasonably may be expected to sustain or raise or otherwise influence the price of the securities;
     *    services  providing  investor relations or shareholder communications;
     *    consultation  on  mergers  that  take  a  private  company  public;
     * consultation in connection with financing that involves any securities issuance, whether equity or debt.

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3.     CO-OPERATION, ARBITRATION, INTERPRETATION, MODIFICATION AND ATTORNEY FEES

3.1  Co-operation  of  Parties  The  parties further agree that they will do all
     -------------------------
     things necessary to accomplish and facilitate the purpose of this Agreement and that they will sign and execute any and all documents necessary to bring about and prefect the purposes of this Agreement.

3.2  Arbitration  The  parties  hereby  submit  all  controversies,  claims, and
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     matters  of  difference arising out of this Agreement to arbitration in the
     Province of BritishColumbia, according to the rules and practices of the Canadian Arbitration Association. This submission and agreement to arbitrate shall be specifically enforceable. The Agreement shall further be governed by the laws of British Columbia.

3.3  Interpretation  of Agreement The parties agree that should any provision of
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     this  Agreement  be  found to be ambiguous in any way, such ambiguity shall not be resolved by construing such provisions or any part of or the entire Agreement in favour of or against any party herein, but rather by construing the terms of this Agreement fairly and reasonably in accordance with their generally accepted meaning.

3.4  Modification  of Agreement This Agreement may be amended or modified in any
     --------------------------
     way and at any time by an instrument in writing, signed by each of the parties hereto, stating the manner in which it is amended or modified. Any such writing amending or modifying of this Agreement shall be attached to and kept with this Agreement.

3.5  Legal  Fees  If  any legal action or any arbitration or other proceeding is
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     brought  for  the  enforcement  of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of the Agreement, the successful or prevailing party shall be entitled to recover reasonable legal fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

3.6  Entire  Agreement  This  Agreement  constitutes  the  entire  Agreement and
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     understanding  of the parties hereto with respect to the matters herein set forth, and all prior negotiations, writings and understandings relating to the subject matter of this Agreement are merged herein and are superseded and cancelled by this Agreement.

3.7  Counterparts  This  Agreement  may  be  signed in one or more counterparts.
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3.8  Facsimile  Transmission  Signatures  A  signature  received  pursuant  to a
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     facsimile  transmission  shall  be  sufficient  to  bind  a  party  to this
     Agreement.

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DATED  this  15th  day  of  November,  2002.



/s/ L.  Evan  Baergen,  President                     /s/ Kellee  Wallace
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L.  Evan  Baergen,  President                         Kellee  Wallace
Green  Fusion  Corporation